Supplement dated November 15, 2024
to the Summary Prospectus, as supplemented, of the following fund:
Fund	Summary Prospectus Dated
Columbia ETF Trust I
Columbia Semiconductor and Technology ETF (the Fund)	3/1/2024
At a meeting on November 15, 2024, the Fund’s Board of Trustees (the Board) approved:
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changes to the Fund’s name and Principal Investment Strategies, including the Fund’s 80% investment policy (changing from investing at least 80% of its net assets in securities of semiconductor, semiconductor equipment and related technology companies, to investing at least 80% of its net assets in technology and technology-related companies);
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changing a current Fund benchmark, the PHLX Semiconductor Sector Index, to the S&P Global 1200 Information Technology Index (Net), as well as adding the MSCI ACWI (Net) (the Fund will continue to include the S&P 500 TR Index);
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changing the Fund from an ETF that does not disclose its portfolio holdings daily (a semi-transparent ETF) to an ETF that discloses its portfolio holdings daily (a daily holdings-disclosing ETF); and
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a change, subject to Fund shareholder approval, to the Fund’s industry concentration policy (from investing at least 25% of the Fund’s total assets in issuers principally engaged in the semiconductor and semiconductor equipment industry, to investing at least 25% of the Fund’s total assets in issuers principally engaged in the technology and related group of industries) (the Industry Concentration Policy Change).
Each of the above Board-approved changes to the Fund, including the Industry Concentration Policy Change if approved by Fund shareholders at a special meeting of shareholders to be held on January 30, 2025 (as more fully described in a proxy statement to be filed with the Securities and Exchange Commission), will take effect after the close of the NYSE Arca on February 27, 2025 (the Effective Date). The Industry Concentration Policy Change, if not approved by Fund shareholders on or before the Effective Date, will not prevent any of the other above-described Board-approved changes from taking effect on the Effective Date. There is no change to the Fund’s ticker symbol (SEMI).
More information about the Industry Concentration Policy Change will be included in proxy materials to be mailed to Fund shareholders holding Fund shares as of November 20, 2024.
Accordingly, as of the Effective Date, the changes described in this Supplement are hereby made to the Fund's Summary Prospectus.
On the Effective Date, the Fund's name will change as indicated in the table below. Accordingly, on the Effective Date, all references to the Current Fund Name in the Summary Prospectus are hereby deleted and replaced with the New Fund Name.
Current Fund Name	New Fund Name
Columbia Semiconductor and Technology ETF	Columbia Select Technology ETF
The Cover Page subheader "This ETF is different from traditional ETFs" and the information thereunder, except for the last two paragraphs are hereby deleted.
The information under the heading "Principal Investment Strategies" is hereby superseded and replaced in its entirety with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks, and securities convertible into common or preferred stocks) of technology and technology-related companies.
For these purposes, technology and technology-related companies in which the Fund invests are companies operating in the information technology, communications services, and consumer discretionary sectors, as well as other related industries, applying a global industry classification standard, or, in the opinion of the Fund’s investment manager, using technology extensively to improve their business processes, applications, and opportunities or seeking to grow through technological developments and innovations. Applying the same principle, technology companies include companies in technology-related industries or sectors, such as the financials, healthcare, media, consumer electronics, semi-conductor, internet commerce and advertising, environmental, aerospace and defense industries and sectors. The Fund may invest in companies of any size. The Fund may invest a significant amount of its assets in smaller companies.  The Fund has a policy of investing at least 25% of its assets in securities of issuers principally engaged in technology and related group of industries.
The Fund may invest in foreign companies indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies.
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The Fund’s portfolio managers use extensive in-depth research into specific companies to find those companies that they believe offer significant prospects for future growth. The Fund typically employs a focused portfolio investing style, generally holding between 30 and 50 securities. However, the Fund may at any time hold fewer or more securities than the range noted.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The information under the heading "Principal Risks" is hereby revised to delete Tracking Basket Structure Risk in the lead-in paragraph, to add Portfolio Turnover, Frequent Trading and Tax Risk, to delete Arbitrage Risk, and to replace Active Management Risk, Authorized Participant Concentration Risk, Early/Late Close/Trading Halt Risk, Market Price Relative to NAV Risk and Secondary Market Trading Risk with the following:
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability, including relative to other ETFs.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. Additionally, the Fund could possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
Early/Late Close/Trading Halt Risk.  An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities.
Market Price Relative to NAV Risk. Shares of the Fund may trade at prices that vary from Fund NAV. Shares of the Fund are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund's shares and/or wider bid/ask spreads than those experienced by other ETFs. The Investment Manager cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this regard, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions, may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.
Portfolio Turnover, Frequent Trading and Tax Risk. The Fund may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies and, as relevant, could generate taxable events for the Fund and its shareholders. The Fund cannot carry back or carry forward any net operating losses (defined as ordinary deductions in excess of ordinary income for the year) and cannot use capital loss carryforwards to offset ordinary income. A high volume of frequent trading of investments increases the possibility that the Fund will generate capital gains. Both short-term capital gains and net ordinary gains are distributed as ordinary income and are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes, which could reduce the Fund’s after-tax return for shareholders owning Fund shares in taxable accounts. These trading strategies can mean higher brokerage and other transaction costs. The costs and tax effects associated with such trading strategies may adversely affect the Fund’s after-tax performance. In February 2025, the Fund is expected to change its Principal Investment Strategies, which may result in increased portfolio turnover relative to the Fund’s strategy in place prior to this change.
Secondary Market Trading Risk. Investors buying or selling Fund shares will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares.
The information under the heading "Performance Information” is hereby revised to add the following:
Effective February 28, 2025, the Fund's Principal Investment Strategies, including its 80% policy were changed from a semiconductor, semiconductor equipment and related technology companies investment mandate to a broader technology and technology-related companies investment mandate (the Strategy Change).

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Effective February 28, 2025 (Index Change Date), the Fund compares its performance to that of the S&P Global 1200 Information Technology Index (Net) and the MSCI ACWI (Net) (collectively, the New Indexes). Prior to the Index Change Date, the Fund compared its performance to that of the PHLX Semiconductor Sector Index (the Former Index). The Fund’s investment manager believes the New Indexes provide a more appropriate basis for comparing the Fund's performance in light of the changes made to the Fund's Principal Investment Strategies. The returns of the Former Index will be shown for a one-year transition period.
The Fund’s performance prior to the Strategy Change reflects returns achieved according to different Principal Investment Strategies. If the Strategy Change had been in place for the prior periods, results shown may have been different.
The first paragraph under the heading "Purchase and Sale of Fund Shares" is hereby revised to read as follows:
The Fund issues and redeems shares only through Authorized Participants (intermediaries, typically broker-dealers who have executed an agreement with the Fund's distributor that governs transactions in Fund creation units) in large blocks of shares, typically 25,000 shares, called Creation Units. Creation Units are issued and redeemed typically for an in-kind basket of securities. Except when aggregated in Creation Units, the Fund shares are not redeemable securities of the Fund.
Shareholders should retain this Supplement for future reference.

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